Exhibit 5(a)

SQUIRE, SANDERS & DEMPSEY L.L.P. 1900 Phillips Point West 777 South Flagler Drive West Palm Beach, FL 33401 Office: +1.561.650.7200 Fax: +1.561.655.1509

August 3, 2009

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III

FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
700 Universe Boulevard
Juno Beach, Florida 33408

Ladies and Gentlemen:

As counsel for FPL Group, Inc., a Florida corporation (“FPL Group”), FPL Group Capital Inc, a Florida corporation (“FPL Group Capital”), Florida Power & Light Company, a Florida corporation (“FPL”), FPL Group Capital Trust II, a Delaware statutory trust, FPL Group Capital Trust III, a Delaware statutory trust (together with FPL Group Capital Trust II, the “FPL Group Capital Trusts”), FPL Group Trust I, a Delaware statutory trust, FPL Group Trust II, a Delaware statutory trust (together with FPL Group Trust I, the “FPL Group Trusts”), Florida Power & Light Company Trust I, a Delaware statutory trust, and Florida Power & Light Company Trust II, a Delaware statutory trust (together with Florida Power & Light Company Trust I, the “FPL Trusts”) (the FPL Group Capital Trusts, the FPL Group Trusts and the FPL Trusts are herein referred to collectively as the “Trusts”), we have participated in the preparation of a joint registration statement on Form S-3 (the “Registration Statement”) to be filed on or about the date hereof with the Securities and Exchange Commission (“Commission”) under the Securities Act of 1933, as amended (“Securities Act”), in connection with the registration by:

(a) FPL Group of an unspecified amount of (i) shares of its common stock, $.01 par value (“Common Stock”); (ii) shares of its preferred stock, $.01 par value (“FPL Group Preferred Stock”); (iii) contracts to purchase Common Stock or FPL Group Preferred Stock or other agreements or instruments requiring it to sell Common Stock or FPL Group Preferred Stock

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(collectively, “Stock Purchase Contracts”); (iv) units, each representing ownership of a Stock Purchase Contract and any of debt securities of FPL Group Capital, debt securities of FPL Group, Preferred Trust Securities (as defined below) of the FPL Group Trusts, Preferred Trust Securities of the FPL Group Capital Trusts or other subsidiary entities or debt securities of third parties, including, but not limited to, U.S. Treasury securities (“Stock Purchase Units”); (v) warrants to purchase Common Stock or FPL Group Preferred Stock (“FPL Group Warrants”); (vi) its unsecured debt securities (“FPL Group Senior Debt Securities”); (vii) its subordinated debt securities (“FPL Group Subordinated Debt Securities”); (viii) its junior subordinated debentures (“FPL Group Subordinated Debentures”); (ix) its guarantee of FPL Group Capital Senior Debt Securities (as defined below) (“FPL Group Senior Debt Securities Guarantee”); (x) its subordinated guarantee of FPL Group Capital Subordinated Debt Securities (as defined below) (“FPL Group Subordinated Debt Securities Guarantee”); (xi) its subordinated guarantee of FPL Group Capital Subordinated Debentures (as defined below) (“FPL Group Subordinated Debenture Guarantee”); (xii) its guarantee of FPL Group Capital Preferred Stock (as defined below) (“Preferred Stock Guarantee”); and (xiii) its guarantee of Preferred Trust Securities of the FPL Group Capital Trusts and the FPL Group Trusts (“FPL Group Preferred Trust Securities Guarantee”);

(b) FPL Group Capital of an unspecified amount of (i) shares of its preferred stock, $.01 par value (“FPL Group Capital Preferred Stock”); (ii) its unsecured debt securities (“FPL Group Capital Senior Debt Securities”); (iii) its subordinated debt securities (“FPL Group Capital Subordinated Debt Securities”); and (iv) its junior subordinated debentures (“FPL Group Capital Subordinated Debentures”);

(c) FPL of an unspecified amount of (i) shares of its Preferred Stock, $100 par value (“Serial Preferred Stock”), and shares of its Preferred Stock without par value (“No Par Preferred Stock,” and together with the Serial Preferred Stock, “FPL Preferred Stock”); (ii) warrants to purchase FPL Preferred Stock (“FPL Warrants”); (iii) its first mortgage bonds (the “Bonds”); (iv) its unsecured debt securities (“FPL Senior Debt Securities”); (iv) its subordinated debt securities (“FPL Subordinated Debt Securities”); (v) its junior subordinated debentures (“FPL Subordinated Debentures”); and (vi) its guarantee of Preferred Trust Securities of the FPL Trusts (“FPL Preferred Trust Securities Guarantee”); and

(d) the Trusts of an unspecified amount of their preferred trust securities (“Preferred Trust Securities”).

In connection therewith, we have reviewed such documents and records as we have deemed necessary to enable us to express an opinion on the matters covered hereby.  We have assumed that there will be no changes to such documents and records, or expiration thereof, after the date hereof which would affect the opinions expressed herein.

Based upon the foregoing, we are of the opinion that:

1.             The shares of Common Stock will be validly issued, fully paid and non-assessable when:

a.             FPL Group’s Board of Directors (or a committee of the Board of Directors or a senior executive officer of FPL Group pursuant to express authority conferred on such committee or officer by the Board of Directors) shall have adopted appropriate resolutions approving and authorizing the issuance and sale of the Common Stock and authorizing any other action necessary to the consummation of the proposed issuance and sale thereof; and

b.             the Common Stock shall have been issued and sold for the consideration contemplated by such resolutions, and otherwise as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

2.             The shares of FPL Group Preferred Stock will be validly issued, fully paid and non-assessable when:

a.             FPL Group’s Board of Directors (or a committee of the Board of Directors or a senior executive officer of FPL Group pursuant to express authority conferred on such committee or officer by the Board of Directors) shall have adopted appropriate resolutions establishing the preferences, limitations and relative rights of such shares of FPL Group Preferred Stock and approving and authorizing the issuance and sale of the FPL Group Preferred Stock and authorizing any other action necessary to the consummation of the proposed issuance and sale thereof;

b.             articles of amendment to FPL Group’s Restated Articles of Incorporation, as amended, establishing the preferences, limitations and relative rights of such FPL Group Preferred Stock shall have been filed with the appropriate office of the Department of State of the State of Florida; and

c.             the FPL Group Preferred Stock shall have been issued and sold for the consideration contemplated by such resolutions, and otherwise as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

3.             The Stock Purchase Contracts and Stock Purchase Units will be valid, legal and binding obligations of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             FPL Group’s Board of Directors (or a committee of the Board of Directors or a senior executive officer of FPL Group pursuant to express authority conferred on such committee or officer by the Board of Directors) shall have adopted appropriate resolutions to establish the relevant terms of such Stock Purchase Contracts or Stock Purchase Units, as the case may be; and

b.             a duly-authorized officer of FPL Group, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group, approves the applicable terms of such Stock Purchase Contracts, and approves the terms of the Stock Purchase Units, as the case may be; and

c.             such Stock Purchase Contracts or Stock Purchase Units, as the case may be, shall have been issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

4.             The FPL Group Warrants will be valid, legal and binding obligations of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             FPL Group’s Board of Directors (or a committee of the Board of Directors or a senior executive officer of FPL Group pursuant to express authority conferred on such committee or officer by the Board of Directors) shall have adopted appropriate resolutions to establish the terms of such FPL Group Warrants;

b.             a warrant agreement (“FPL Group Warrant Agreement”) with respect to such FPL Group Warrants shall have been executed and delivered by a duly-authorized officer of FPL Group and by the warrant agent under such FPL Group Warrant Agreement; and

c.             such FPL Group Warrants shall have been issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

5.             The FPL Group Senior Debt Securities will be valid, legal and binding obligations of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             an indenture (“FPL Group Indenture”) with respect to such FPL Group Senior Debt Securities shall have been executed and delivered by a duly-authorized officer of FPL Group and by the trustee under such FPL Group Indenture;

b.             a duly-authorized officer of FPL Group, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group, approves and establishes the terms and provisions of the FPL Group Senior Debt Securities in accordance with the FPL Group Indenture; and

c.             the FPL Group Senior Debt Securities are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

6.             The FPL Group Subordinated Debt Securities will be valid, legal and binding obligations of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             an indenture (“FPL Group Subordinated Debt Indenture”) with respect to such FPL Group Subordinated Debt Securities shall have been executed and delivered by a duly-authorized officer of FPL Group and by the trustee under such FPL Group Subordinated Debt Indenture;

b.             a duly-authorized officer of FPL Group, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group, approves and establishes the terms and provisions of the FPL Group Subordinated Debt Securities in accordance with the FPL Group Subordinated Debt Indenture; and

c.             the FPL Group Subordinated Debt Securities are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

7.             The FPL Group Subordinated Debentures will be valid, legal and binding obligations of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             a subordinated indenture (“FPL Group Subordinated Indenture”) with respect to such FPL Group Subordinated Debentures shall have been executed and delivered by a duly-authorized officer of FPL Group and by the trustee under such FPL Group Subordinated Indenture;

b.             a duly-authorized officer of FPL Group, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group, approves and establishes the terms and provisions of the FPL Group Subordinated Debentures in accordance with the FPL Group Subordinated Indenture; and

c.             the FPL Group Subordinated Debentures are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

8.             The FPL Group Capital Senior Debt Securities and the FPL Group Senior Debt Securities Guarantee will be valid, legal and binding obligations of FPL Group Capital and FPL Group, respectively, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             a duly-authorized officer of FPL Group Capital, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group Capital, approves and establishes the terms and provisions of the FPL Group Capital Senior Debt Securities in accordance with the Indenture (For Unsecured Debt Securities) dated as of June 1, 1999, between FPL Group Capital and The Bank of New York Mellon, as Trustee; and

b.             the FPL Group Capital Senior Debt Securities are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

9.             The FPL Group Capital Subordinated Debt Securities and the FPL Group Subordinated Debt Securities Guarantee will be valid, legal and binding obligations of FPL Group Capital and FPL Group, respectively, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             an indenture (“FPL Group Capital Subordinated Debt Indenture”) with respect to such FPL Group Capital Subordinated Debt Securities shall have been executed and delivered by a duly-authorized officer of FPL Group Capital, by a duly-authorized officer of FPL Group and by the trustee under such FPL Group Capital Subordinated Debt Indenture;

b.             a duly-authorized officer of FPL Group Capital, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group Capital approves and establishes the terms and provisions of the FPL Group Capital Subordinated Debt Securities in accordance with the FPL Group Capital Subordinated Debt Indenture;

c.             a duly-authorized officer of FPL Group, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group, endorses the FPL Group Subordinated Debt Securities Guarantee onto the FPL Group Capital Subordinated Debt Securities; and

d.             the FPL Group Capital Subordinated Debt Securities are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

10.           The FPL Group Capital Subordinated Debentures and the FPL Group Subordinated Debenture Guarantee will be valid, legal and binding obligations of FPL Group Capital and FPL Group, respectively, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             if the FPL Group Capital Subordinated Debentures will not be issued pursuant to (i) the Indenture (For Unsecured Subordinated Debt Securities relating to Trust Securities) dated as of March 1, 2004 (“FPL Group Capital 2004 Subordinated Indenture”), among FPL Group Capital, FPL Group and The Bank of New York Mellon, as Trustee, or (ii) the Indenture (For Unsecured Subordinated Debt Securities) dated as of September 1, 2006 (“FPL Group Capital 2006 Subordinated Indenture”), among FPL Group Capital, FPL Group and The Bank of New York Mellon, as Trustee, then a subordinated indenture (“FPL Group Capital New Subordinated Indenture”) with respect to such FPL Group Capital Subordinated Debentures shall have been executed and delivered by a duly-authorized officer of FPL Group Capital, by a duly-authorized officer of FPL Group and by the trustee under such FPL Group Capital New Subordinated Indenture;

b.             a duly-authorized officer of FPL Group Capital, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group Capital, approves and establishes the terms and provisions of the FPL Group Capital Subordinated Debentures in accordance with the FPL Group Capital 2004 Subordinated Indenture, the FPL Group Capital 2006 Subordinated Indenture or the FPL Group Capital New Subordinated Indenture;

c.             a duly-authorized officer of FPL Group, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group, endorses the FPL Group Subordinated Debenture Guarantee onto the FPL Group Capital Subordinated Debentures; and

d.             the FPL Group Capital Subordinated Debentures are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

11.           The shares of FPL Group Capital Preferred Stock will be validly issued, fully paid and non-assessable when:

a.             FPL Group Capital’s Board of Directors (or a committee of the Board of Directors or a senior executive officer of FPL Group Capital pursuant to express authority conferred on such committee or officer by the Board of Directors) shall have adopted appropriate resolutions establishing the preferences, limitations and relative rights of such shares of FPL Group Capital Preferred Stock and approving and authorizing the issuance and sale of the FPL Group Capital Preferred Stock and authorizing any other action necessary to the consummation of the proposed issuance and sale thereof;

b.             articles of amendment to FPL Group Capital’s Articles of Incorporation, as amended, establishing the preferences, limitations and relative rights of such FPL Group Capital Preferred Stock shall have been filed with the appropriate office of the Department of State of the State of Florida; and

c.             the FPL Group Capital Preferred Stock shall have been issued and sold for the consideration contemplated by such resolutions, and otherwise as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

12.           The Preferred Stock Guarantee will be a valid, legal and binding obligation of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             a preferred stock guarantee agreement (“Preferred Stock Guarantee Agreement”) with respect to such Preferred Stock Guarantee shall have been executed and delivered by a duly-authorized officer of FPL Group; and

b.             the FPL Group Capital Preferred Stock is issued and sold in accordance with its respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

13.           The FPL Group Preferred Trust Securities Guarantee will be a valid, legal and binding obligation of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             a preferred trust securities guarantee agreement (“FPL Group Preferred Trust Securities Guarantee Agreement”) with respect to such FPL Group Preferred Trust Securities Guarantee shall have been executed and delivered by a duly-authorized officer of FPL Group and by the trustee under such FPL Group Preferred Trust Securities Guarantee Agreement; and

b.             the Preferred Trust Securities are issued and sold by an FPL Group Trust or an FPL Group Capital Trust in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

14.           The shares of FPL Preferred Stock will be validly issued, fully paid and non-assessable when:

a.             the FPL Preferred Stock is issued and sold pursuant to authority contained in an order of the Florida Public Service Commission (“FPSC”);

b.             FPL’s Board of Directors (or a committee of the Board of Directors or a senior executive officer of FPL pursuant to express authority conferred on such committee or officer by the Board of Directors) shall have adopted appropriate resolutions establishing the preferences, limitations and relative rights of such shares of FPL Preferred Stock and approving and authorizing the issuance and sale of the FPL Preferred Stock and authorizing any other action necessary to the consummation of the proposed issuance and sale thereof;

c.             articles of amendment to FPL’s Restated Articles of Incorporation, as amended, establishing the preferences, limitations and relative rights of such FPL Preferred Stock shall have been filed with the appropriate office of the Department of State of the State of Florida; and

d.             the FPL Preferred Stock shall have been issued and sold for the consideration contemplated by such resolutions, and otherwise as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

15.           The FPL Warrants will be valid, legal and binding obligations of FPL, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium,

fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             the FPL Warrants are issued and sold pursuant to authority contained in an order of the FPSC;

b.             FPL’s Board of Directors (or a committee of the Board of Directors or a senior executive officer of FPL pursuant to express authority conferred on such committee or officer by the Board of Directors) shall have adopted appropriate resolutions to establish the terms of such FPL Warrants;

c.             a warrant agreement (“FPL Warrant Agreement”) with respect to such FPL Warrants shall have been executed and delivered by a duly-authorized officer of FPL and by the warrant agent under such FPL Warrant Agreement; and

d.             such FPL Warrants shall have been issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

16.           The Bonds will be valid, legal and binding obligations of FPL, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting mortgagees’ and other creditors’ rights and remedies generally and general principles of equity, when:

a.             the Bonds are issued and sold pursuant to authority contained in an order of the FPSC;

b.             a duly-authorized officer of FPL, acting within the authority granted by the then current resolutions of the Board of Directors of FPL and, if applicable, of the Finance Committee of the Board of Directors of FPL, approves and establishes the terms and provisions of the Bonds in accordance with the Mortgage and Deed of Trust dated as of January 1, 1944, as amended and supplemented, from FPL to Deutsche Bank Trust Company Americas, as Trustee; and

c.             the Bonds are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

17.           The FPL Senior Debt Securities will be valid, legal and binding obligations of FPL, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             the FPL Senior Debt Securities are issued and sold pursuant to authority contained in an order of the FPSC;

b.             an indenture (“FPL Indenture”) with respect to such FPL Senior Debt Securities shall have been executed and delivered by a duly-authorized officer of FPL and by the trustee under such FPL Indenture;

c.             a duly-authorized officer of FPL, acting within the authority granted by the then current resolutions of the Board of Directors of FPL, and, if applicable, of the Finance Committee of the Board of Directors of FPL, approves and establishes the terms and provisions of the FPL Senior Debt Securities in accordance with the FPL Indenture; and

d.             the FPL Senior Debt Securities are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

18.           The FPL Subordinated Debt Securities will be valid, legal and binding obligations of FPL, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             the FPL Subordinated Debt Securities are issued and sold pursuant to authority contained in an order of the FPSC;

b.             an indenture (“FPL Subordinated Debt Indenture”) with respect to such FPL Subordinated Debt Securities shall have been executed and delivered by a duly-authorized officer of FPL and by the trustee under such FPL Subordinated Debt Indenture;

c.             a duly-authorized officer of FPL, acting within the authority granted by the then current resolutions of the Board of Directors of FPL and, if applicable, of the Finance Committee of the Board of Directors of FPL, approves and establishes the terms and provisions of the FPL Subordinated Debt Securities in accordance with the FPL Subordinated Debt Indenture; and

d.             the FPL Subordinated Debt Securities are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

19.           The FPL Subordinated Debentures will be valid, legal and binding obligations of FPL, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             the FPL Subordinated Debentures are issued and sold pursuant to authority contained in an order of the FPSC;

b.             a subordinated indenture (“FPL Subordinated Indenture”) with respect to such FPL Subordinated Debentures shall have been executed and delivered by a duly-authorized officer of FPL and by the trustee under such FPL Subordinated Indenture;

c.             a duly-authorized officer of FPL, acting within the authority granted by the then current resolutions of the Board of Directors of FPL and, if applicable, of the Finance Committee of the Board of Directors of FPL, approves and establishes the terms and provisions of the FPL Subordinated Debentures in accordance with the FPL Subordinated Indenture; and

d.             the FPL Subordinated Debentures are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

20.           The FPL Preferred Trust Securities Guarantee will be a valid, legal and binding obligation of FPL, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.             a preferred trust securities guarantee agreement (“FPL Preferred Trust Securities Guarantee Agreement”) with respect to such FPL Preferred Trust Securities Guarantee shall have been executed and delivered by a duly-authorized officer of FPL pursuant to authority contained in an order of the FPSC and by the trustee under such FPL Preferred Trust Securities Guarantee Agreement;

b.             the Preferred Trust Securities are issued and sold by an FPL Trust pursuant to authority contained in an order of the FPSC; and

c.             the Preferred Trust Securities are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement and a prospectus supplement or other offering document or agreement relating to the sale of such securities.

Notwithstanding that the Registration Statement provides for the registration of an unspecified amount of the securities described above, the amount of any particular securities, as well as the aggregate amount of all such securities and any combination of such securities, that may be offered and sold as contemplated by the Registration Statement is limited to the amounts authorized from time to time by the respective board of directors (or duly authorized committee of the board of directors) of FPL Group, FPL Group Capital and FPL, as the case may be.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.  We also consent to the reference to us in the prospectuses included in the Registration Statement under the caption “Legal Opinions.”  In giving the foregoing consents, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

This opinion is limited to the laws of the States of Florida, New York and Delaware. As to all matters of New York law, we have relied, with your consent, upon an opinion of even date herewith addressed to you by Morgan, Lewis & Bockius LLP, New York, New York. As to all matters of Delaware law, we have relied, with your consent, on the opinions of even date herewith addressed to you by Morris James LLP, Wilmington, Delaware. As to all matters of Florida law, Morgan, Lewis & Bockius LLP, is authorized to rely upon this opinion as if it were addressed to it.

Very truly yours,

/s/ Squire, Sanders & Dempsey L.L.P.

SQUIRE, SANDERS & DEMPSEY L.L.P.